Related party transactions	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Related party transactions	Related party transactions
Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related, if they are subject to common control. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between the related parties.
The following table summarizes the Company’s transactions with related parties during the years ended December 31, 2023 and 2022:

	Year ended December 31,		As of December 31,
Transaction	2023	2022	2023	2022

Consulting fees (1)	$915	$1,269	$—	$—
Travel and reimbursement (2)	45	382	—	—
Rent expense reimbursement (3)	—	72	—	—
Platform fees (4)(6)	2,069	2,309	—	—
Senior Secured Notes - 2026 (5)	886	879	10,000	10,000
	$3,915	$4,911	$10,000	$10,000
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(1)Consulting fees relate to real estate management and general advisory services provided by (i) Frontline Real Estate Partners, LLC, a company controlled by Mitchell Kahn, a Board Member, and in which Matt Darin, Chief Executive Officer, has a minority interest, as well as (ii) Measure 8 Venture Management, LLC (“Measure 8”), an investment company controlled by Boris Jordan, Executive Chairman and control person of the Company (including funds managed by Measure 8). There are on-going contractual commitments related to these transactions. The total consulting fees paid to Measure 8 were $0.4 million and $0.7 million for the years ended December 31, 2023 and 2022, respectively. The total consulting fees paid to Frontline Real Estate Partners, LLC were $0.4 million and $0.6 million for the years ended December 31, 2023 and 2022, respectively.
(2)Travel and reimbursement relate to payments made to Measure 8 for reimbursements of certain expenses incurred. There are on-going contractual commitments related to these transactions.
(3)Rent expense reimbursement relate to a sublease between Curaleaf NY LLC and Measure 8 as well as a lease between GR Companies, Inc. and FREP Elm Place II, LLC, a company owned in part by Mitchell Kahn, a Board Member. There are on-going contractual commitments related to both lease arrangements.
(4)During the first quarter of 2023, Leaf Trade, Inc. (“Leaf Trade”) and SD Technologies (“Sweed”) completed a business combination. Measure 8 acquired a 5.86% stake in the new holding company, High Tech Holdings, Inc., and received a seat on the board of directors. Leaf Trade provides Curaleaf with their B2B platform for Curaleaf’s Wholesale sector in exchange for fees to use the platform.
(5)Baldwin Holdings, LLC, in which Joseph F. Lusardi, the Company’s Executive Vice Chairman, owns a direct equity interest, held $10 million of the total $475 million of Senior Secured Notes – 2026. The Company recognized interest expense related to the portion of the Senior Secured Notes - 2026 held by Baldwin Holdings, LLC. For the years ended December 31, 2023 and 2022, the Company recognized interest expense under the Senior Secured Notes - 2026, some of which are attributable to Baldwin Holdings, LLC’s direct equity interests. The Senior Secured Notes – 2026 held by Baldwin Holdings, LLC contain certain repayment and interest components that represent on-going contractual commitments with this related party.
(6)Fyllo provides platform fees -- Board member Mitchell Kahn is also on the board for Fyllo.